Nationwide Life Insurance Company • Nationwide Variable Account-4

Prospectus supplement dated March 2, 2011 to
America's marketFLEX Advisor Annuity, America's marketFLEX Annuity, and
America's marketFLEX II Annuity prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Board of Trustees of the Rydex Variable Trust has approved the liquidation and dissolution of the Rydex Variable Trust – International Long Short Select Fund (the "Fund") whereby, upon shareholder approval, the Fund will stop operations and liquidate its assets.  If the liquidation is approved by shareholders, then at the close of business on April 27, 2011, all assets allocated to the Sub-Account of the Fund will be redeemed and the redemption proceeds will immediately be used to purchase units in the Sub-Account associated with the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class II.

Contract Owners with assets allocated to the Sub-Account of the Fund may transfer assets out of the Sub-Account prior to the liquidation date in accordance with the terms of the contract and underlying mutual funds.